UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K
                                    --------
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 16, 2005




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                         56-0769274
-------------------                           ----------------------------------
(State of Incorporation)                   ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code 828-456-3545
                                                   ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[GRAPHIC OMITTED]

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[GRAPHIC OMITTED]

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[GRAPHIC OMITTED]

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[GRAPHIC OMITTED]

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2   Financial Information

ITEM 2.02     Results of Operations and Financial Condition.

On February16, 2005, Wellco Enterprises, Inc. issued a press release announcing the financial results for the second quarter ended January 1, 2005. A copy of Wellco Enterprises, Inc. press release is attached as Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.



Exhibit Index

99(a) Press release, dated: February 16, 2005 issued by Wellco Enterprises, Inc.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
 David Lutz
 President - Chief Executive Officer


Dated: February 16, 2005

              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
         FOR THE FISCAL QUARTER AND SIX MONTHS ENDED JANUARY 1, 2005 AND
                                  CASH DIVIDEND

Waynesville, North Carolina, February 16, 2005--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income for the six month period ended January 1, 2005 (current six month period) of $918,000, equivalent to basic earnings per share of $.73 ($.70 diluted), from revenues of $24,595,000. This compares to net income of $967,000, equivalent to basic earnings per share of $.82 ($.80 diluted), from revenues of $20,006,000 in the prior year six month period ended January 3, 2004 (prior six month period).

Compared to the prior period, total revenues in the current period increased by $4,589,000. In the current period the Company shipped 142,000 pairs of the Infantry Combat Boot (ICB). The prior period did not include any ICB boot sales. This increase offset an 86,000 pair decrease in shipments of Hot Weather boots. Shipments of Hot Weather boots in the prior period were under the Defense Department's surge option, primarily to meet the urgent need in Iraq. The surge need was substantially met by the end of the first quarter of the current period.

The majority of the Company's boot manufacturing operations occur at the factory of a wholly- owned subsidiary located in Puerto Rico. The Company is participating in a Puerto Rican government program to assist manufacturers in the training of new or expanded work force under which the Company is reimbursed for part of the compensation paid to certain employees. Under this program, the Company received and recognized as a reduction of Cost of Sales and Services in the current six month period $1,165,000, compared to $320,000 in the prior six month period. The majority of the amount received in the current period is for compensation paid in the prior fiscal year. The Company's policy is to record these reimbursements in the fiscal period in which they are received. The Company has filed a reimbursement claim for $535,000 for compensation paid employees and expensed through January 1, 2005.

For the three month period ended January 1, 2005 (current three month period), the second quarter of the 2005 fiscal year, net income was $521,000, equivalent to basic earnings per share of $.41 ($.40 diluted), from revenues of $13,974,000. This compares with net income of $551,000, equivalent to basic and diluted earnings per share of $.46, from revenues of $11,389,000 in the prior year quarter ended January 3, 2004 (prior three month period).

Compared to the prior period, total revenues in the current period increased by $2,585,000. In the current period the Company shipped 102,000 pairs of the Infantry Combat Boot (ICB). The prior period did not include any ICB boot sales. This increase offset an 83,000 pair decrease shipments of the Hot Weather boots.

At a February 15, 2005 meeting, the Wellco Board of Directors declared a cash dividend of $.15 per share payable on March 25, 2005 to shareholders of record on March 4, 2005.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 3, 2004. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward- looking statements.

Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102

                         CONSOLIDATED OPERATING RESULTS
        (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS AND NUMBER OF SHARES
--------------------------------------------------------------------------------
                                   (unaudited)                   (unaudited)
                            Fiscal Six Months Ended    Fiscal Three Months Ended
--------------------------------------------------------------------------------
                            January 1,    January 3,   January 1,     January 3,
                                 2005          2004          2005           2004
--------------------------------------------------------------------------------
Revenues                      $24,595       $20,006       $13,974       $11,389
--------------------------------------------------------------------------------
Operating Income                1,310         1,266           764           753
--------------------------------------------------------------------------------
Net Interest Expense             (137)         (61)           (89)          (36)
--------------------------------------------------------------------------------
Income Before Income Taxes      1,173        1,205            675           717
--------------------------------------------------------------------------------
Income Tax Provision              255          238            154           166
--------------------------------------------------------------------------------
Net Income                        918          967            521           551
--------------------------------------------------------------------------------
Basic Earnings
Per Share                        $.73         $.82           $.41          $.46
--------------------------------------------------------------------------------
Diluted Earnings
Per Share                        $.70         $.80           $.40          $.46
--------------------------------------------------------------------------------
Weighted Average Number of
Common Shares Outstanding:
--------------------------------------------------------------------------------
   For Basic Earnings
   Per Share               1,257,092     1,185,746      1,266,402     1,185,746
--------------------------------------------------------------------------------
   For Diluted Earnings
   Per Share               1,312,888     1,202,048      1,303,970     1,208,260
-------------------------------------------------------------------------------